Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

Wells Fargo Advantage Strategic Small Cap Value Fund

Class A, Class C, and Administrator Class

Supplement dated June 23, 2009, to the Prospectuses dated February 1, 2009, as supplemented on

March 26, 2009 and May 19, 2009.

This supplement contains important information about the Strategic Small Cap Value Fund (the “Fund”).

Liquidation

At a meeting held on June 2, 2009, the Wells Fargo Funds Trust Board of Trustees (“Board”) unanimously approved the liquidation of the Fund. The liquidation was approved by the Board based, in part, on a review of the Fund’s long-term viability given its current and projected asset size.

Effective as of the close of business Friday, June 26, 2009, the Fund will be closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions. Existing Class A and Class C shareholders that hold their shares through the liquidation of the Fund may use the proceeds from the redemption of Fund shares to purchase Class A shares of any other Wells Fargo Advantage Fund without the imposition of a front-end sales charge for a period of 120 days following the date of liquidation. Those shareholders wishing to purchase Class A shares with no sales charge must request the selling agent or shareholder servicing agent for the waiver, identifying themselves at the time of purchase as former Class A or Class C Fund shareholders eligible for the waiver, and provide appropriate proof of eligibility. Any Class C shares that are redeemed on or before the business day immediately preceding the date of liquidation will be subject to any applicable contingent deferred sales charges (“CDSC”) as described in the Prospectus. However, shareholders of Class C shares that hold their shares through the liquidation of the Fund will not be charged any applicable CDSC upon redemption of their shares.

In order to effect an orderly liquidation, the Fund may need to maintain a larger cash balance than it would under normal circumstances as shareholders redeem shares of the Fund before the date of liquidation. During this period, the Fund may not be in a position to employ its principal investment strategies in order to achieve its stated investment objective as a result of the decrease in the Fund’s assets and may deviate from its stated investment policies during the period between the date of this supplement and the liquidation date.

To avoid adverse tax consequences, the Fund may seek to make a distribution of income and capital gains realized from liquidating its holdings. The likelihood and amount of any such distribution cannot yet be determined.

Shareholders of the Fund on the date of liquidation will receive a distribution of their account proceeds, including any accrued dividends, in complete redemption of their shares. Shareholders should consult with their own tax advisors regarding the application of tax laws and the liquidation to their particular situations.

The liquidation is expected to occur on or about August 21, 2009.

EGAM069/P903SP2

Please file this Statement of Additional Information Supplement with your records.

WELLS FARGO FUNDS TRUST

Wells Fargo Advantage Strategic Small Cap Value Fund

Class A, Class C, and Administrator Class

Supplement dated June 23, 2009, to the Statement of Additional Information dated February 1, 2009, as supplemented on March 1, 2009, March 26, 2009, March 31, 2009, April 17, 2009 and June 19, 2009.

This supplement contains important information about the Strategic Small Cap Value Fund (the “Fund”).

Liquidation

At a meeting held on June 2, 2009, the Wells Fargo Funds Trust Board of Trustees (“Board”) unanimously approved the liquidation of the Fund. The liquidation was approved by the Board based, in part, on a review of the Fund’s long-term viability given its current and projected asset size.

Effective as of the close of business Friday, June 26, 2009, the Fund will be closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions. Existing Class A and Class C shareholders that hold their shares through the liquidation of the Fund may use the proceeds from the redemption of Fund shares to purchase Class A shares of any other Wells Fargo Advantage Fund without the imposition of a front-end sales charge for a period of 120 days following the date of liquidation. Those shareholders wishing to purchase Class A shares with no sales charge must request the selling agent or shareholder servicing agent for the waiver, identifying themselves at the time of purchase as former Class A or Class C Fund shareholders eligible for the waiver, and provide appropriate proof of eligibility. Any Class C shares that are redeemed on or before the business day immediately preceding the date of liquidation will be subject to any applicable contingent deferred sales charges (“CDSC”) as described in the Prospectus. However, shareholders of Class C shares that hold their shares through the liquidation of the Fund will not be charged any applicable CDSC upon redemption of their shares.

In order to effect an orderly liquidation, the Fund may need to maintain a larger cash balance than it would under normal circumstances as shareholders redeem shares of the Fund before the date of liquidation. During this period, the Fund may not be in a position to employ its principal investment strategies in order to achieve its stated investment objective as a result of the decrease in the Fund’s assets and may deviate from its stated investment policies during the period between the date of this supplement and the liquidation date.

To avoid adverse tax consequences, the Fund may seek to make a distribution of income and capital gains realized from liquidating its holdings. The likelihood and amount of any such distribution cannot yet be determined.

Shareholders of the Fund on the date of liquidation will receive a distribution of their account proceeds, including any accrued dividends, in complete redemption of their shares. Shareholders should consult with their own tax advisors regarding the application of tax laws and the liquidation to their particular situations.

The liquidation is expected to occur on or about August 21, 2009.